Exhibit 99.2 “Focused manufacturer of engineered lifting equipment” Manitex International, Inc. (NASDAQ:MNTX) Conference Call Second Quarter 2016 August 4th, 2016

Forward Looking Statements & Non GAAP Measures “Focused manufacturer of engineered lifting equipment” Safe Harbor Statement under the U.S. Private Securities Litigation Reform Act of 1995: This presentation contains statements that are forward-looking in nature which express the beliefs and expectations of management including statements regarding the Company’s expected results of operations or liquidity; statements concerning projections, predictions, expectations, estimates or forecasts as to our business, financial and operational results and future economic performance; and statements of management’s goals and objectives and other similar expressions concerning matters that are not historical facts. In some cases, you can identify forward-looking statements by terminology such as “anticipate,” “estimate,” “plan,” “project,” “continuing,” “ongoing,” “expect,” “we believe,” “we intend,” “may,” “will,” “should,” “could,” and similar expressions. Such statements are based on current plans, estimates and expectations and involve a number of known and unknown risks, uncertainties and other factors that could cause the Company's future results, performance or achievements to differ significantly from the results, performance or achievements expressed or implied by such forward-looking statements. These factors and additional information are discussed in the Company's filings with the Securities and Exchange Commission and statements in this presentation should be evaluated in light of these important factors. Although we believe that these statements are based upon reasonable assumptions, we cannot guarantee future results. Forward-looking statements speak only as of the date on which they are made, and the Company undertakes no obligation to update publicly or revise any forward-looking statement, whether as a result of new information, future developments or otherwise. Non-GAAP Measures: Manitex International from time to time refers to various non-GAAP (generally accepted accounting principles) financial measures in this presentation. Manitex believes that this information is useful to understanding its operating results without the impact of special items. See Manitex’s Second Quarter 2016 Earnings Release on the Investor Relations section of our website www.manitexinternational.com for a description and/or reconciliation of these measures.

Summary “Focused manufacturer of engineered lifting equipment” Our objectives moving into 2016 Cost reduction program to include plant consolidations Continue program of strategic rationalization to drive growth in highest margin products and operating units Cash generation to continue debt reduction by a similar amount as in 2015 Implementation and execution of integration of PM strategy Expand ASV through new distribution

MANITEX INTERNATIONAL

Commercial Overview

"Focused manufacturer of engineered lifting equipment"

- Q2 market conditions little change from Q1-2016
  - Oil and gas demand very low adversely impacting yoy comparisons for core crane products.
  - North American general construction demand steady in the quarter and increasingly price competitive.
  - Straight mast market maintaining low levels of activity and preference for lower capacity equipment. Knuckle boom crane market in contrast growing in absolute terms and in certain geographies eg North America.
  - European markets modest improvement.

- Significant activity and interest related to our new acquisition products
  - PM sales strength in Q2-2016 in Italy & West Europe, and N America.
  - ASV controlled distribution channels gaining momentum.
    - ASV branded product at over 60% of quarterly machine shipments in Q2.
    - New ASV dealer sign-ups at approximately 119 locations.

- 6/30/16 Backlog of $63.6 million (12/31/15, $82.5 million, 3/31/16, $78.6 million)
  - Broad based order book: ASV 16%, PM 19% All other 65%.

4

Continuing Operations Adjusted Results Key Figures * “Focused manufacturer of engineered lifting equipment” USD thousands Q2-2016* Q2-2015* Q1-2016* Net sales $96,277 $100,513 $102,361 % change in 2016 to prior period (4.2%) (5.9%) Adjusted Gross profit 17,659 19,174 18,445 Gross margin % 18.3% 19.1% 18.0% Adjusted Net Income 361 313 270 Adjusted Earnings per share $0.02 $0.02 $0.02 Adjusted Ebitda 6,170 7,863 6,467 Adjusted Ebitda % of Sales 6.4% 7.8% 6.3% Working capital 85,484 99,083 88,646 Backlog 63,612 91,316 78,563 % change in 2016 to prior period (30.3%) (19.0%) * As adjusted. See reconciliation to US GAAP on appendix

“Focused manufacturer of engineered lifting equipment” 2016 Adjusted Operating Performance $m Q2-2016 Q2-2015 sales $100.5 Currency translation (0.2) Volume (4.0) Q2-2016 sales $96.3 $m Q2-2016 Q2-2015 Adjusted net income attributable to shareholders $0.3 Gross margin from sales (1.5) Operating expenses (0.3) Interest expense 0.2 Forex & minority share 0.4 Tax 1.3 Q2-2016 Adjusted net income attributable to shareholders $0.4

Working Capital “Focused manufacturer of engineered lifting equipment” $000 June 30, 2016 December 31, 2015 Working Capital $85,484 $82,664 Days sales outstanding (DSO) 71 62 Days payable outstanding (DPO) 70 72 Inventory turns 2.8 2.6 Current ratio 1.7 1.7 Operating working capital 129,411 120,520 Operating working capital % of annualized last quarters sales (LQS) 33.6% 32.2% Working capital increase principally from increase in receivables of $11.6 million from increased sales and timing of sales Current ratio would be 2.2 at June 30, 2016 and 2.0 at December 2015 adjusting for PM & CVS working capital facilities of $31.8 million and $21.9m at December that are transactional and therefore current, (compared to North American term lines of credit that are long term).

“Focused manufacturer of engineered lifting equipment” Debt USD millions PM ASV Manitex & CVS Total Increase / (decrease) in Q2-2016 6/30/16 6/30/16 6/30/16 6/30/16 Working capital borrowings 18.2 12.3 50.6 81.1 (3.3) Bank term debt 31.8 33.0 -- 64.8 (3.0) Capital leases - - 6.5 6.5 (0.1) Convertible notes - - 21.2 21.2 -- Other notes - - 4.7 4.7 0.0 Total $50.0 $45.3 $83.0 $178.3 $(8.5) Debt issuance costs (2.3) (1.4) Total debt per balance sheet $176.0 $(7.1) Note: Non-recourse to Manitex International Inc. $50.0 $45.3 $15.4 $111.2 Cash on hand $9.9 $6.0 Net debt $166.1 $(13.1)

“Focused manufacturer of engineered lifting equipment” $000 June 30, 2016 December 31, 2015 Total Cash $9,896 $8,578 Total Debt 176,000 173,368 Total Equity 134,457 130,300 Net capitalization $300,561 $295,090 Net debt / capitalization 55.3% 55.8% Adjusted EBITDA (TTM) $22,670 $25,775 Debt to adjusted EBITDA ratio 7.8 6.7 Net debt (debt less cash) at 6/30/2016 of $166.1 million, compared to $164.8 million at 12/31/15. Repayments of term debt of $3.0m in Q2-2016 & $9.7 million year to date 2016, including elimination of recourse term debt. New $45 million revolving credit facility for North America in place. Debt & Liquidity Net capitalization is the sum of debt plus equity minus cash Net debt is total debt less cash

APPENDIX “Focused manufacturer of engineered lifting equipment” Reconciliation of GAAP Net Income (loss) Attributable to Shareholders of Manitex International to Adjusted Net Income (loss) Attributable to Shareholders of Manitex International (in thousands) Reconciliation of GAAP Operating Income to Adjusted EBITDA (in thousands)   Three Months Ended   June 30, 2016 June 30, 2015 Net (loss) income attributable to shareholders $(1,786) $138 Pre – tax:- transaction related, restructuring and related and Foreign Exchange and other expense adjustments   2,147   361 Tax effect based on effective tax rate -- (103) Change in net income attributable to noncontrolling interest   --   (45) Income on discontinued operations   (38) Adjusted Net Income attributable to Manitex shareholders   $361   $313 Weighted average diluted shares outstanding   16,125,788   16,031,011 Diluted earnings (loss) per share attributable to shareholders as reported   $(0.11)   $0.01 Total EPS Effect $0.13 $0.01 Adjusted Diluted earnings per share attributable to shareholders   $0.02   $0.02   Three Months Ended Six Months Ended   June 30, 2016 June 30, 2015 June 30, 2016 June 30, 2015 Operating income $1,884 $4,508 $5,241 $6,558 Pre-tax:- transaction related, restructuring and related expense and other adjustments   1,153   361   1,178   3,405 Adjusted operating income $3,037 $4,869 $6,419 $9,963 Depreciation & Amortization 3,133 2,994 6,243 5,812 Adjusted Earnings before interest, taxes, depreciation and amortization (Adjusted EBITDA)   $6,170   $7,863   $12,662   $15,775 Adjusted EBITDA % to sales 6.4% 7.8% 6.4% 7.8%

APPENDIX Acquisition transaction and Restructuring and Related Expense “Focused manufacturer of engineered lifting equipment” Three Months Ended June 30, 2016 Pre-tax After-tax EPS Restructuring & Related expense $1,153 $1,153 $0.07 Deferred financing fees, forex and other expense adjustments   $994   $994   $0.06 Total $2,147 $2,147 $0.13 Three Months Ended June 30, 2015 Pre-tax After-tax EPS Transaction related $361 $258 $0.01 Change in noncontrolling interest $(45) $(45) - Total $316 $213 $0.01